UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2025

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation Under an Off-Balance Sheet Arrangement.

As previously reported, Loop Media, Inc., a Nevada corporation (the “Company”), along with its wholly-owned subsidiary, Retail Media TV, Inc., entered into the following loan agreements with and issued the following promissory notes to Agile Lending, LLC, a Virginia limited liability company (“Agile”), and Agile Capital Funding, LLC, as collateral agent (the “Agile Collateral Agent” and together with Agile, the “Lender”):

●	Subordinated Business Loan and Security Agreement dated December 27, 2024 (the “Agile $660,000 Loan Agreement”), evidenced by a Subordinated Secured Promissory Note in the original principal amount of $660,000 (the “Agile $660,000 Note” and such loan, the “Agile $660,000 Loan”); and

●

Subordinated Business Loan and Security Agreement dated March 25, 2025 (the “Agile $800,000 Loan Agreement”), evidenced by a Subordinated Secured Promissory Note in the original principal amount of $800,000 (the “Agile $800,000 Note” and such loan, the “Agile $800,000 Loan,” and together with the Agile $660,000 Loan, the “Agile Loans”). The Agile $660,000 Loan Agreement, the Agile $660,000 Note, the Agile $800,000 Loan Agreement and the Agile $800,000 Note are collectively referred to as the “Loan Documents.”

On July 21, 2025, the Company received a notice of default and acceleration letter from the Lender (the “July 21 Notice”) wherein the Lender called a default under the Loan Documents for the Company’s failure to make payments when and as due under the Loan Documents, and pursuant to Section 9.1 of the Loan Agreements, the Lender accelerated all amounts owed under the Agile Loans in the aggregate amount of one million four hundred seventy six dollars ($1,000,476), due and payable within seven days of the July 21 Notice. If the Company is unable to comply with the demands set out in the July 21 Notice, there can be no assurance as to whether the Lender will seek to pursue its rights and remedies under the Loan Documents, including without limitation its rights to the Collateral (as defined in the Loan Documents).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 25, 2025	LOOP MEDIA, INC.

	By:	/s/ Justis Kao
Justis Kao, Interim Chief Executive Officer